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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

       Date of Report (date of earliest event reported): March 25, 2008


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)

               DELAWARE                                  43-0618919
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

         2503 SOUTH HANLEY ROAD
          ST. LOUIS, MISSOURI                              63144
(Address of principal executive offices)                (Zip Code)


                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.



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ITEM 5.02         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

                  On March 26, 2008, the Company's Board of Directors appointed Ronald J. Kanterman to fill a vacancy on the Board of Directors created by the retirement of Gerald R. Mitchell. Mr. Kanterman will serve the remainder of the term vacated by Mr. Mitchell, which is scheduled to expire at the Company's 2009 annual meeting of stockholders. It is not currently expected that Mr. Kanterman will serve on any Board committees.

                  Mr. Kanterman, age 53, has been the Company's Vice President, Chief Financial Officer, Treasurer and Assistant Secretary since March 23, 2008. Mr. Kanterman previously served as the Company's Vice President, Strategic Financial Management, Treasurer and Assistant Secretary since March 2006, and as Vice President, Treasury from January 2004 to March 2006. Mr. Kanterman's prior responsibilities included significant roles in financial planning, investor relations and project management. Prior to joining the Company, Mr. Kanterman served as a partner at Brown Smith Wallace, LLP from 1993 to 2004. Previously, Mr. Kanterman was a partner at Arthur Andersen & Co., from 1987 to 1993.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

                  On March 26, 2008, the Board of Directors amended in its entirety Article III, Section 1 of the Company's By-laws. The amended Article III, Section 1 of the Company's By-laws provides that the Board of Directors may set the number of directors from time to time by resolution; provided that the number of directors must be at least three and not more than 12. The By-laws of the Company previously fixed the number of directors at nine and, as a result, an amendment to the By-laws was required in order for any increase or decrease in the size of the Board. On March 26, 2008, the Board of Directors also set the current number of directors constituting the Board of Directors at eight.

                  A copy of the amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.


ITEM  8.01        OTHER EVENTS.

                  On March 25, 2008, K-V Pharmaceutical Company (the "Company") announced in a press release the filing of its fiscal 2007 Form 10-K with the Securities and Exchange Commission.

                  The filing includes restatements of previously reported results for fiscal years 1995 through 2006. In addition, the Company filed a Form 10-Q/A for the quarter ended June 30, 2006 and Form 10-Q's for the quarters ended September 30, 2006 and December 31, 2006. These filings complete the Company's previously announced restatement of financial results. The financial statements for fiscal 2007 included in the Form 10-K filed with the Securities and

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Exchange Commission are consistent with the previously reported unaudited financial information which was detailed in a press release dated February 15, 2008.

                  The Company is currently in the process of completing its Form 10-Q's for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007. The filing of the fiscal 2007 10-K brings the Company into compliance with the annual reporting conditions for continued trading on the New York Stock Exchange. However, the Company will remain on the NYSE late filer list until its fiscal 2008 quarterly filings are completed.

                  A copy of the press release is attached hereto as Exhibit
99.1. The information in this Item 8.01, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibits are furnished as part of this report:

                  Exhibit Number              Description
                  --------------              -----------

                       3.1 Amendment to the By-laws of the Company effective March 26, 2008.

                       99.1 Press Release dated March 25, 2008, issued by K-V Pharmaceutical Company.

                  The Company has posted this Form 8-K on its Internet website at www.kvpharmaceutical.com.

                                 *     *     *


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2008

                                         K-V PHARMACEUTICAL COMPANY


                                         By: /s/ Ronald J. Kanterman
                                            -----------------------------------
                                             Ronald J. Kanterman
                                             Vice President,
                                             Chief Financial Officer




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